UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2006

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		Number)

5100 Patrick Henry Drive
Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On July 26, 2006 Coherent, Inc. (“Coherent”) issued a press release regarding its financial results for the fiscal quarter ended July 1, 2006. A copy of the press release is furnished as Exhibit 99 to this report.

Use of Non-GAAP Financial Information

To supplement Coherent’s consolidated financial statements presented in accordance with GAAP, Coherent uses non-GAAP measures of certain components of financial performance, including net income and earnings per diluted share, which are adjusted from results based on GAAP to exclude certain expenses and charges. The presentation of non-GAAP financial results is not meant to be considered in isolation or as a substitute for, or superior to, GAAP results. Investors should be aware that non-GAAP measures have inherent material limitations as an analytical tool and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. These non-GAAP financial measures may also be different from non-GAAP financial measures used by other companies. These non-GAAP adjustments are provided to enhance the user’s overall understanding of Coherent’s current financial performance and its prospects for the future. Specifically, Coherent believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses and charges that Coherent believes are not indicative of its operational performance, including Coherent’s ability to provide cash flows to invest in research and development and to fund other operational activities, including acquisitions and other capital expenditures. In addition, since Coherent has historically reported non-GAAP results to the investment community, Coherent believes the inclusion of non-GAAP numbers provides consistency in its financial reporting and facilitates comparisons from period-to-period. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

ITEM 9.01.   Financial Statements and Exhibits

(d) The following item is filed as an exhibit to this report:

Exhibit No.	Description
99	Press Release of Coherent, Inc. issued on July 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: July 26, 2006
	By:	/s/ Helene Simonet
Helene Simonet
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of Coherent, Inc. issued on July 26, 2006